Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2018, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,186,666 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 18 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$623,030,477
Aggregate Outstanding Principal Balance – Treasury Bill	$16,038,911
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.57%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$606,991,566
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.43%
Number of Borrowers	21,887
Average Outstanding Principal Balance Per Borrower	$28,466
Number of Loans	39,152
Average Outstanding Principal Balance Per Loan – Treasury Bill	$33,981
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,693
Weighted Average Remaining Term to Scheduled Maturity	180 months
Weighted Average Annual Interest Rate	4.29%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	8,637	$136,285,345	21.9%
3.01% to 3.50%	6,961	101,876,581	16.4
3.51% to 4.00%	7,654	107,609,931	17.3
4.01% to 4.50%	9,210	129,013,197	20.7
4.51% to 5.00%	1,926	30,902,263	5.0
5.01% to 5.50%	573	11,924,359	1.9
5.51% to 6.00%	539	11,933,676	1.9
6.01% to 6.50%	797	16,727,650	2.7
6.51% to 7.00%	932	21,108,271	3.4
7.01% to 7.50%	390	9,718,822	1.6
7.51% to 8.00%	620	14,901,385	2.4
8.01% to 8.50%	744	24,011,782	3.9
Equal to or greater than 8.51%	169	7,017,215	1.1

Total	39,152	$623,030,477	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,757	$8,223,629	1.3%
$5,000.00-$ 9,999.99	4,295	31,958,788	5.1
$10,000.00-$14,999.99	2,541	31,182,530	5.0
$15,000.00-$19,999.99	1,908	33,368,114	5.4
$20,000.00-$24,999.99	1,672	37,487,958	6.0
$25,000.00-$29,999.99	1,204	32,957,675	5.3
$30,000.00-$34,999.99	903	29,136,218	4.7
$35,000.00-$39,999.99	761	28,475,999	4.6
$40,000.00-$44,999.99	707	29,971,948	4.8
$45,000.00-$49,999.99	532	25,277,672	4.1
$50,000.00-$54,999.99	463	24,305,029	3.9
$55,000.00-$59,999.99	354	20,320,220	3.3
$60,000.00-$64,999.99	333	20,807,667	3.3
$65,000.00-$69,999.99	264	17,742,722	2.8
$70,000.00-$74,999.99	238	17,212,116	2.8
$75,000.00-$79,999.99	225	17,449,940	2.8
$80,000.00-$84,999.99	193	15,921,527	2.6
$85,000.00-$89,999.99	154	13,496,992	2.2
$90,000.00-$94,999.99	163	15,065,166	2.4
$95,000.00-$99,999.99	127	12,397,802	2.0
$100,000.00 and above	1,093	160,270,765	25.7

Total	21,887	$623,030,477	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	37,632	$589,792,533	94.7%
31-60 days	495	9,330,822	1.5
61-90 days	205	4,634,505	0.7
91-120 days	171	3,487,309	0.6
121-150 days	123	2,806,045	0.5
151-180 days	130	3,050,393	0.5
181-210 days	86	2,494,589	0.4
Greater than 210 days	310	7,434,281	1.2

Total	39,152	$623,030,477	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	47	$8,447	*
4 to 12	1,544	662,026	0.1%
13 to 24	1,291	1,632,649	0.3
25 to 36	1,252	3,135,250	0.5
37 to 48	1,156	4,270,012	0.7
49 to 60	1,342	6,506,957	1.0
61 to 72	5,845	26,677,777	4.3
73 to 84	2,183	14,064,836	2.3
85 to 96	1,545	11,810,336	1.9
97 to 108	1,251	12,353,854	2.0
109 to 120	1,416	16,047,830	2.6
121 to 132	5,206	74,028,042	11.9
133 to 144	2,160	40,661,154	6.5
145 to 156	1,470	29,395,772	4.7
157 to 168	979	22,441,655	3.6
169 to 180	968	20,434,259	3.3
181 to 192	3,429	84,619,649	13.6
193 to 204	1,274	37,234,493	6.0
205 to 216	916	29,467,405	4.7
217 to 228	995	39,142,706	6.3
229 to 240	868	36,167,682	5.8
241 to 252	571	27,674,875	4.4
253 to 264	441	21,948,461	3.5
265 to 276	269	13,904,778	2.2
277 to 288	184	10,394,756	1.7
289 to 300	190	10,607,250	1.7
301 to 312	143	10,026,974	1.6
313 to 324	47	3,071,176	0.5
325 to 336	30	1,933,763	0.3
337 to 348	35	2,630,971	0.4
349 to 360	67	6,128,518	1.0
361 and above	38	3,946,166	0.6

Total	39,152	$623,030,477	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,056	$20,199,144	3.2%
Forbearance	1,450	36,116,473	5.8
Repayment
First year in repayment	437	17,214,542	2.8
Second year in repayment	368	11,832,077	1.9
Third year in repayment	411	14,014,133	2.2
More than 3 years in repayment	35,430	523,654,108	84.0

Total	39,152	$623,030,477	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 123.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.3	-	217.2
Forbearance	-	3.6	204.0
Repayment	-	-	176.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $20,199,144 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $14,078,953 or approximately 69.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	218	$4,325,973	0.7%
Alaska	64	799,070	0.1
Arizona	582	9,640,413	1.5
Arkansas	219	3,791,383	0.6
California	3,764	69,750,890	11.2
Colorado	596	8,849,878	1.4
Connecticut	565	6,428,873	1.0
Delaware	62	1,147,683	0.2
District of Columbia	112	2,229,220	0.4
Florida	1,314	26,430,610	4.2
Georgia	853	15,085,795	2.4
Hawaii	96	1,755,975	0.3
Idaho	122	1,733,934	0.3
Illinois	1,325	19,024,407	3.1
Indiana	677	10,908,226	1.8
Iowa	169	2,203,884	0.4
Kansas	373	4,926,989	0.8
Kentucky	352	5,023,260	0.8
Louisiana	999	14,548,278	2.3
Maine	89	1,129,416	0.2
Maryland	687	12,097,129	1.9
Massachusetts	1,030	13,680,704	2.2
Michigan	943	16,137,215	2.6
Minnesota	454	5,482,610	0.9
Mississippi	152	2,712,375	0.4
Missouri	626	9,647,892	1.5
Montana	54	816,843	0.1
Nebraska	48	651,176	0.1
Nevada	218	4,350,679	0.7
New Hampshire	191	2,135,616	0.3
New Jersey	896	18,621,652	3.0
New Mexico	117	1,961,007	0.3
New York	3,916	54,290,524	8.7
North Carolina	687	12,550,440	2.0
North Dakota	14	183,116	*
Ohio	5,377	90,001,188	14.4
Oklahoma	885	11,937,576	1.9
Oregon	576	8,668,879	1.4
Pennsylvania	1,099	19,209,195	3.1
Rhode Island	75	1,175,153	0.2
South Carolina	269	5,362,078	0.9
South Dakota	29	575,473	0.1
Tennessee	590	8,259,219	1.3
Texas	4,490	64,344,657	10.3
Utah	123	3,849,526	0.6
Vermont	72	1,326,131	0.2
Virginia	901	12,758,281	2.0
Washington	1,192	16,869,670	2.7
West Virginia	109	1,503,264	0.2
Wisconsin	478	6,377,984	1.0
Wyoming	14	152,920	*
Other	289	5,606,151	0.9

Total	39,152	$623,030,477	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	21,822	$281,832,306	45.2%
Other Repayment Options(1)	14,528	261,896,752	42.0
Income-driven Repayment(2)	2,802	79,301,419	12.7

Total	39,152	$623,030,477	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 360 loans with an aggregate outstanding principal balance of $13,201,472 currently in an interest-only period.  These interest-only loans represent approximately 2.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	19,707	$262,607,174	42.1%
Unsubsidized	19,445	360,423,303	57.9

Total	39,152	$623,030,477	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	24	$642,593	0.1%
October 1, 1993 through June 30, 2006	39,128	622,387,885	99.9
July 1, 2006 and later	0	0	0.0

Total	39,152	$623,030,477	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,093	$13,420,835	2.2%
College Assist	2	11,682	*
Educational Credit Management Corporation	1,156	16,493,611	2.6
Great Lakes Higher Education Corporation	497	7,810,147	1.3
Illinois Student Assistance Comm	1,311	14,126,068	2.3
Kentucky Higher Educ. Asst. Auth.	260	2,723,101	0.4
Louisiana Office Of Student Financial Asst	622	7,980,215	1.3
Michigan Guaranty Agency	752	10,388,883	1.7
New Jersey Higher Ed Student Assistance Authority	2,758	32,161,189	5.2
New York State Higher Ed Services Corp	7,896	99,452,466	16.0
Northwest Education Loan Association	3,671	48,191,386	7.7
Oklahoma Guaranteed Stud Loan Prog	622	8,327,673	1.3
Pennsylvania Higher Education Assistance Agency	2,748	37,752,623	6.1
Texas Guaranteed Student Loan Corp	4,400	62,453,560	10.0
United Student Aid Funds, Inc.	11,364	261,737,037	42.0
Total	39,152	$623,030,477	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, LLC and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC.  Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million. Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	0.354%	0.313%	0.277%	0.251%	0.308%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Ratio
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	31.82%	30.55%	32.01%	34.93%	29.94%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	4.73%	4.74%	4.73%	4.71%	0.94%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	1.58%	1.41%	1.48%	0.60%	1.58%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):

	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume.  The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

	Stafford SLS and PLUS Loans Guaranteed
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	$-	$-	$-	$-	$-

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Reserve Ratio.  The reserve ratio is determined by dividing its cumulative federal fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed.  The term “cumulative cash reserves” means the difference between sources and uses of monies in the federal reserve fund.  The following table sets forth the respective reserve ratio for the following fiscal years:

	Reserve Ratio
	Federal Fiscal Year (ending September 30)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	2.400%	2.610%	2.970%	3.600%	4.314%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Recovery Rates. Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8).  The table below sets forth the recovery rates for the following fiscal years:

	Recovery Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	92.1%	96.0%	103.9%	109.8%	114.7%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Claims Rate.  For the following federal fiscal years, the claims rate is as follows:

	Claims Rate
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	3.02%	2.67%	1.01%	1.53%	1.72%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Pursuant to the Health Care and Education Affordability Reconciliation Act which amended the Higher Education Act of 1965, the origination of federal student loans under FFELP after June 30, 2010 was discontinued.

Eligible FFELP loans selected for sale (“put”) to the Department of Education at the lenders option under provisions of The Ensuring Continued Access to Student Loans Act or consolidated into the Federal Direct Loan Program at the borrowers option under the Federal government’s temporary fiscal year 2012 initiative have been removed from Texas Guaranteed Student Loan Corporation’s portfolio.

Texas Guaranteed Student Loan Corporation (dba Trellis Company) can be contacted at P.O. Box 83100, Round Rock, Texas 78683 (Telephone: (800) 252-9743) or at www.trelliscompany.org.